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                                  EXHIBIT B10.2
                               POWERS OF ATTORNEY
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                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    April 9, 2001

                                           Signed:   /s/ Dayton H. Molendorp
                                                     -----------------------
                                           Printed:  Dayton H. Molendorp

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    April 5, 2001

                                           Signed:   /s/ G. David Sapp
                                                     ----------------------
                                           Printed:  G. David Sapp

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    April 2, 2001

                                           Signed:   /s/ William L. Tindall
                                                     -----------------------
                                           Printed:  William L. Tindall

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    April 2, 2001

                                           Signed:   /s/ Constance E. Lund
                                                     -----------------------
                                           Printed:  Constance E. Lund

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    April 2, 2001

                                           Signed:   /s/ R. Stephen Radcliffe
                                                     ------------------------
                                           Printed:  R. Stephen Radcliffe

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:     April 16, 2001

                                           Signed:   /s/ John Barton
                                                     -----------------------
                                           Printed:  John Barton

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                           Dated:    April 2, 2001

                                           Signed:   /s/ Jerry D. Semler
                                                     ---------------------
                                           Printed:  Jerry D. Semler

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                        Dated:    April 26,  2002

                                        Signed: /s/ Mark C. Roller

                                        Printed:  Mark C. Roller


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this April 26, 2002, Personally Appeared Mark C. Roller, Who Swore to the Truth of the Representations Contained Herein, Signed His/her Mark on the above and Foregoing Power of Attorney Before Me, and He/she Declared His/her Execution of the above and Foregoing Power of Attorney to Be His/her Free and Voluntary Act and Deed and the Witnesses Also Signed the above and Foregoing Power of Attorney Before Me.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 9, 2002

County of Residence: Marion County

[Notary Seal]

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                        Dated:    April 26,  2002

                                        Signed: /s/ Steven A. Weber

                                        Printed:  Steven A. Weber


State of Indiana

County of Marion

     Before Me, Carol M. Lamey, a Notary Public in and for Said County and State, this April 26, 2002, Personally Appeared Steven A. Weber, Who Swore to the Truth of the Representations Contained Herein, Signed His/her Mark on the above and Foregoing Power of Attorney Before Me, and He/she Declared His/her Execution of the above and Foregoing Power of Attorney to Be His/her Free and Voluntary Act and Deed and the Witnesses Also Signed the above and Foregoing Power of Attorney Before Me.

                                                /s/ Carol M.  Lamey
                                                ___________________________
                                                Notary Public

My Commission Expires: November 9, 2002

County of Residence: Marion County

[Notary Seal]

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                                               9-5-02
                                Dated:________________________________

                                     /s/ J. Scott Davison
                                    __________________________________
                                     J. Scott Davison
STATE OF INDIANA

COUNTY OF MARION

Before me, Carol M. Lamey, a Notary Public in and for said County and State, this 5th day of Sept. of 2002, personally appeared J. Scott Davison, who swore to the truth of the representations contained herein, signed her mark on the above and foregoing Power of Attorney before me, and he/she declared his/her execution of the above and foregoing Power of Attorney to be his/her free and voluntary act and deed and the Witnesses also signed the above and foregoing Power of Attorney before me.

   /s/ Carol M. Lamey
____________________________
Notary Public - Carol M. Lamey
My commission expires: November 21, 2009

County of residence: Marion

[Notary Seal]

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John C. Swhear his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                Dated: December 6, 2002

                                     /s/ Thomas M. Zurek
                                    __________________________________
                                     Thomas M. Zurek

STATE OF INDIANA

COUNTY OF MARION

Before me, Carol M. Lamey, a Notary Public in and for said County and State, this 6th day of December 2002, personally appeared Thomas M. Zurek, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he/she declared his/her execution of the above and foregoing Power of Attorney to be his/her free and voluntary act and deed and the Witnesses also signed the above and foregoing Power of Attorney before me.

   /s/ Carol M. Lamey
____________________________
Notary Public - Carol M. Lamey
My commission expires: November 21, 2009

County of residence: Marion

[Notary Seal]